UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 19, 2007

TRANSATLANTIC HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10545	13-3355897
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

80 Pine Street		10005
New York, New York		(Zip Code)
(Address of Principal Executive Offices)

(212) 770-2000 (Registrant’s Telephone Number, Including Area Code)

NONE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

     On January 19, 2007, the Board of Directors of Transatlantic Holdings, Inc. (the “Company”) elected Mr. John G. Foos a director. Mr. Foos will be serving on the Audit and Underwriting Committees.

     All directors, except those who are Company and current American International Group, Inc. employees, receive an annual retainer of $30,000 and a fee of $1,500 for each meeting of the Board or any committee of the Company or its subsidiaries attended. In addition, certain directors may be granted stock options in recognition of service to the Company.

     A press release announcing this election accompanies this Form 8-K as exhibit 99.1, and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.		Description
99.1		Press release of Transatlantic Holdings, Inc. dated January 23, 2007.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2007
TRANSATLANTIC HOLDINGS, INC.
(Registrant)

By:	/s/ Gary A. Schwartz

Name: Gary A. Schwartz
	Title:	Senior Vice President
and General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Press release of Transatlantic Holdings, Inc. dated January 23, 2007.